Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of GMO Trust of our reports dated April 25, 2019, relating to the financial statements and financial highlights of GMO Alpha Only Fund, GMO Asset Allocation Bond Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Climate Change Fund, GMO Core Plus Bond Fund, GMO Emerging Country Debt Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, GMO Foreign Small Companies Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO High Yield Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO International Equity Fund, GMO Opportunistic Income Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, GMO Strategic Opportunities Allocation Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Fund (formerly GMO U.S. Equity Allocation Fund), and GMO U.S. Treasury Fund, which appear in the Annual Reports on Form N-CSR for the year ended February 28, 2019. We also consent to the references to us under the headings "Financial Highlights", “Financial Statements”, "Investment Advisory and Other Services—Independent Registered Public Accounting Firm" and "Disclosure of Portfolio Holdings—Ongoing Arrangements to Make Portfolio Holdings Available" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

June 28, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us in this Registration Statement on Form N-1A of GMO Alternative Allocation Fund, GMO Strategic Short-Term Fund, and GMO U.S. Small Cap Value Fund, under the headings "Investment Advisory and Other Services—Independent Registered Public Accounting Firm" and "Disclosure of Portfolio Holdings—Ongoing Arrangements to Make Portfolio Holdings Available" in such Registration Statement.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

June 28, 2019